UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2026

COASTALSOUTH BANCSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Georgia	001-42730	57-1184730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway Suite 1900
Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (678) 396-4605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	COSO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On July 23, 2026, the Board of Directors of CoastalSouth Bancshares, Inc. (the "Company") approved an amendment to the Company's Amended and Restated Bylaws, effective immediately, adding a new Article XII relating to exclusive forum and standing requirements for certain disputes.

The amendment provides that, unless the Company consents in writing to the selection of an alternative forum, the Georgia State-wide Business Court will be the sole and exclusive forum for internal entity claims (as defined in the Georgia Business Corporation Code), including proceedings relating to the court-ordered inspection of corporate records by shareholders. The provision expressly does not apply to direct claims arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The amendment also establishes a minimum ownership requirement for shareholders seeking to commence or maintain a derivative proceeding on behalf of the Company. Under the amendment, a shareholder must have owned at least one percent (1%) of the Company's issued and outstanding shares at the time of the acts or omissions giving rise to the derivative proceeding in order to have standing to commence or maintain such action.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Company's Amended and Restated Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.2	Fourth Amended and Restated Bylaws of CoastalSouth Bancshares, Inc. dated July 23, 2026*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CoastalSouth Bancshares, Inc.

Date:	July 24, 2026	By:	/s/ Stephen R. Stone
Stephen R. Stone President and Chief Executive Officer